Exhibit 10.26

AMENDMENT NO. 2

This AMENDMENT NO. 2 (this “Amendment No. 2”) is made as of September 30, 2002 between GeoLease Partners, L.P., a Delaware limited partnership (the “Partnership”), and Geokinetics Inc., a Delaware corporation (the “Company”).  This Amendment No. 2 is made with reference to that certain Lease Agreement, dated as of October 1, 1999, between the Company and Input/Output, Inc., a Delaware corporation, as the same was amended pursuant to that certain Amendment No. 1, dated as of April 9, 2001, between the Company and the Partnership (collectively, the “Lease Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Lease Agreement.

WHEREAS, the Company, the Partnership, the holders of the Company’s 13.5% Senior Secured Notes due 2003 and the holders of the Company’s 13.5% Senior Secured Notes due 2005 are currently negotiating to effect a debt restructuring and recapitalization of the Company (the “Restructuring”);

WHEREAS, the Company and the Partnership desire to amend certain provisions of the Lease Agreement, including an amendment extending its Basic Term, in order to facilitate the continuing negotiations to effect the Restructuring;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS TO LEASE AGREEMENT

1.1           Section 6.2 of the Lease Agreement (BASIC RENT) is hereby amended by replacing the first sentence thereof in its entirety with the following:

“Lessee hereby agrees to pay the Lessor $130,000 per month for the first 12 months hereof and $260,000 per month thereafter until October 1, 2002.”

1.2           Section 23 of the Lease Agreement (NOTICES) is hereby amended by replacing the notice address of Geokinetics Inc. set forth in Section 23 in its entirety with the following:

“Geokinetics Inc.

One Riverway, Suite 2100

Houston, Texas 77056

Attention:              Chief Financial Officer

Telecopy:              (713)  850-7330”

1.3           Appendix A to the Lease Agreement (DEFINITIONS) is hereby amended by replacing the following definitions in their entirety as follows:

“ ‘BASIC TERM’ shall mean 39 calendar months commencing as of the Basic Term Commencement Date and expiring at 12:01 a.m. on January 2, 2003.”

“ ‘BASIC TERM EXPIRATION DATE’ shall mean January 2, 2003. ”

SECTION 2.  RATIFICATION OF THE LEASE AGREEMENT

To induce the Partnership to enter into this Amendment No. 2, the Company represents and warrants that, after giving effect to this Amendment No. 2, no violation of the terms of the Lease Agreement exists and all representations and warranties contained in the Lease Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

SECTION 3.  COUNTERPARTS; EFFECTIVENESS

This Amendment No. 2 may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.  Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals.  This Amendment No. 2 shall become effective as of the date hereof upon the execution of the counterparts hereof by the Company and the Partnership.

SECTION 4.  GOVERNING LAW

THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

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SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Lease Agreement to be duly executed, all as of the date first written above.

Company:

GEOKINETICS INC.

By:	/s/ Thomas J. Concannon
Name:	Thomas J. Concannon
Title:	Vice President & CFO

Partnership:

GEOLEASE PARTNERS, L.P.

By:	GEOLEASE GP, INC.,
its general partner

By:	/s/ Doug Ladden
Name:	Doug Ladden
Title:	President